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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT
                       SUBSIDIARIES OF MIRANT CORPORATION
     The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.

                                                                                                           Jurisdiction of
Name of Company                                                                                            Organization
---------------                                                                                            ---------------
Mirant Corporation.........................................................................................Delaware
    Mirant Trust I.........................................................................................Delaware
    Mirant Capital Management, LLC.........................................................................Delaware
        Mirant Capital,Inc.................................................................................Delaware
            Mirant Fund 2001, LLC..........................................................................Delaware
            (93.46% - Mirant Capital, Inc.; 6.54% - Third party)
                Cheng Power Systems, Inc...................................................................California
                (6.4% - Mirant Fund 2001, LLC; 93.6% - Third parties)
                Gunderboom, Inc............................................................................Alaska
                (50.5% - Mirant Fund 2001, LLC; 49.5% - Third parties)
                Axonn, L.L.C...............................................................................Louisiana
                (15.9% - Mirant Fund 2001, LLC; 84.1% - Third parties)
                Industrial Technology Ventures, LP.........................................................Georgia
                (4.6% - Mirant Fund 2001, LLC; 95.4% - Third parties)
                Phonex Broadband Corp......................................................................Utah
                (7.9% - Mirant Fund 2001, LLC; 92.1% Third parties)
    Mirant Services, LLC...................................................................................Delaware
        Mirant Hong Kong Membership, Inc...................................................................Delaware
            Ravensdown Assets Limited......................................................................British Virgin Islands
        Mirant Mid-Atlantic Services, LLC..................................................................Delaware
        Mirant (Bermuda), LTD..............................................................................Bermuda
        Mirant Energy Marketing Austria GmbH...............................................................Austria
    Mirant Americas Holdings, Inc..........................................................................Delaware
        Mirant West Indies Investments, Ltd................................................................British Virgin Islands
                    Mirant (British Virgin Islands) II Investments, Ltd....................................British Virgin Islands
                        Mirant JPSCO II Investments, Limited...............................................Jamaica
                            Mirant JPSCO I Investments, Limited............................................Jamaica
                                Mirant (British Virgin Islands) I Investments, Ltd.........................British Virgin Islands
                                    Mirant JPSCO (Barbados) SRL............................................Barbados
                                        Jamaica Public Service Company Limited.............................Jamaica
                                        (80% - Mirant JPSCO (Barbados) SRL; 20% - Third party)
    Mirant Potomac River, LLC..............................................................................Delaware
    Mirant Peaker, LLC.....................................................................................Delaware
    Mirant Americas, Inc...................................................................................Delaware
        Mirant Intellectual Asset Management and Marketing, LLC............................................Delaware
        Shady Hills Power Company, L.L.C...................................................................Delaware
        West Georgia Generating Company, L.L.C.............................................................Delaware
        Mirant Oregon, LLC.................................................................................Delaware
            Coyote Springs 2, LLC..........................................................................Delaware
            (50% - Mirant Oregon, LLC; 50% - Third party)
        Mirant Gastonia, LLC...............................................................................Delaware
        Mint Farm Generation, LLC..........................................................................Delaware
        Mirant Sugar Creek Ventures, Inc...................................................................Delaware
        Mirant Sugar Creek Holdings, Inc...................................................................Delaware
          Mirant Sugar Creek, LLC..........................................................................Indiana
          (60% - Mirant Sugar Creek Ventures, Inc.; 40% - Mirant Sugar Creek Holdings, Inc.)
        Mirant de Mexico, S. de R.L. de C.V................................................................Mexico
        Propiedades Punta Mexicana, S. de R.L. de C.V......................................................Mexico
        Mirant Americas Procurement, Inc...................................................................Delaware
        Mirant Michigan Investments, Inc...................................................................Delaware

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
        Mirant Zeeland, LLC................................................................................Delaware
        Mirant Wyandotte, LLC..............................................................................Delaware
    Mirant Birchwood, Inc..................................................................................Delaware
        Birchwood Power Partners, L.P......................................................................Delaware
        (.5% - Mirant Birchwood, Inc.; 99.5% - Third party)
    Mirant Wichita Falls Investments, Inc..................................................................Delaware
    Mirant Wichita Falls Management, Inc...................................................................Delaware
        Mirant Wichita Falls, LP...........................................................................Delaware
        (99% - Mirant Wichita Falls Investments, Inc.; 1% - Mirant Wichita Falls Management, Inc.)
    Mirant Nevada Wellcom, LLC.............................................................................Delaware
        Wellcom, LLC.......................................................................................Nevada
        (50% - Mirant Nevada Wellcom, LLC; 50% - Third party)
    Mirant Las Vegas, LLC..................................................................................Delaware
    Mirant Wrightsville Investments, Inc...................................................................Delaware
    Mirant Wrightsville Management, Inc....................................................................Delaware
        Wrightsville Power Facility, L.L.C.................................................................Delaware
        (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
        49% - Third party)
        Wrightsville Development and Funding, L.L.C........................................................Delaware
        (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
        49% - Third party)
    Mirant Portage County, LLC.............................................................................Delaware
    Mirant Dickerson Development, LLC......................................................................Delaware
    Mirant Chalk Point Development, LLC....................................................................Delaware
    Mirant Danville, LLC...................................................................................Delaware
    Mirant Americas Generation, LLC........................................................................Delaware
        Mirant Special Procurement, Inc....................................................................Delaware
        Mirant New York, Inc...............................................................................Delaware
            Mirant Bowline, LLC............................................................................Delaware
            Mirant Lovett, LLC.............................................................................Delaware
            Mirant NY-Gen, LLC.............................................................................Delaware
            Hudson Valley Gas Corporation..................................................................New York
        Mirant California Investments, Inc.................................................................Delaware
            Mirant California, LLC.........................................................................Delaware
                Mirant Delta, LLC..........................................................................Delaware
                Mirant Potrero, LLC........................................................................Delaware
        Mirant New England, Inc............................................................................Delaware
            Mirant Canal, LLC..............................................................................Delaware
            Mirant Kendall, LLC............................................................................Delaware
        Mirant Texas Management, Inc.......................................................................Delaware
        Mirant Texas Investments, Inc......................................................................Delaware
            Mirant Central Texas, LP.......................................................................Delaware
            (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
            Mirant Texas, LP...............................................................................Delaware
            (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
            Mirant Parker, LLC.............................................................................Delaware
            (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
            MLW Development, LLC...........................................................................Delaware
            (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
        Mirant Mid-Atlantic, LLC...........................................................................Delaware
                Mirant Chalk Point, LLC....................................................................Delaware
                Mirant D.C. O&M, LLC.......................................................................Delaware
                Mirant Piney Point, LLC....................................................................Delaware
                Mirant MD Ash Management, LLC..............................................................Delaware
    Mirant Americas Development, Inc.......................................................................Georgia
        Mirant Americas Development Capital, LLC...........................................................Delaware
    Mirant Americas Energy Marketing Investments, Inc......................................................Georgia
        Mirant Americas Production Company.................................................................Delaware
        Mirant Canada Energy Marketing Investments, Inc....................................................New Brunswick

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
            Mirant Canada Energy Marketing, Ltd............................................................New Brunswick
                Mirant Canada Energy Trading Partnership...................................................New Brunswick
                (99% - Mirant Canada Energy Marketing, Ltd.; 1% - Mirant Canada Energy
                  Marketing Investments, Inc.)
        Mirant Americas Energy Capital, LP.................................................................Delaware
        (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% -
        Mirant Americas Development, Inc.)
            Mirant Americas Energy Capital Assets, LLC.....................................................Delaware
        Mirant Americas Energy Marketing, LP...............................................................Delaware
        (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% -
          -Mirant Americas Development, Inc.)
            Mirant Americas Gas Marketing I, LLC...........................................................Delaware
            Mirant Americas Gas Marketing II, LLC..........................................................Delaware
            Mirant Americas Gas Marketing III, LLC.........................................................Delaware
            Mirant Americas Gas Marketing IV, LLC..........................................................Delaware
            Mirant Americas Gas Marketing V, LLC...........................................................Delaware
            Mirant Americas Gas Marketing VI, LLC..........................................................Delaware
            Mirant Americas Gas Marketing VII, LLC.........................................................Delaware
            Mirant Americas Gas Marketing VIII, LLC........................................................Delaware
            Mirant Americas Gas Marketing IX, LLC..........................................................Delaware
            Mirant Americas Gas Marketing X, LLC...........................................................Delaware
            Mirant Americas Gas Marketing XI, LLC..........................................................Delaware
            Mirant Americas Gas Marketing XII, LLC.........................................................Delaware
            Mirant Americas Gas Marketing XIII, LLC........................................................Delaware
            Mirant Americas Gas Marketing XIV, LLC.........................................................Delaware
            Mirant Americas Gas Marketing XV, LLC..........................................................Delaware
            Mirant Americas Retail Energy Marketing, LP....................................................Delaware
            (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, Inc.)
            IntercontinentalExchange, Inc..................................................................Delaware
            (4.87% - Mirant Americas Energy Marketing, LP; 95.13% - Third Parties)
            Mirant Energy Trading, LLC.....................................................................Delaware
Mirant International Investments, Inc......................................................................Delaware
    Mirant International Ventures I, Inc...................................................................Delaware
    Mirant International Ventures II, Inc..................................................................Delaware
        Mirant Global Finance Investments Limited..........................................................British Virgin Islands
        (50% - Mirant International Ventures I, Inc.; 50% - Mirant International Ventures II, Inc.)
            Mirant Global Finance Holdings.................................................................Ireland
    Mirant do Brasil Ltda..................................................................................Brazil
    (99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)
    Mirant Asia-Pacific Investments B.V....................................................................Netherlands
    Mirant Asia-Pacific Ventures, Inc......................................................................Delaware
        Mirant Asia-Pacific (Guam) Investments, Inc........................................................Delaware
        Mirant Asia-Pacific Holdings, Inc..................................................................Delaware
            Mirant Asia-Pacific Limited ...................................................................Bermuda
            (90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)
                MAP Navotas I Limited .....................................................................Hong Kong
                    Mirant (Philippines) Project Holdings Corporation......................................Philippines
                Navotas II Holdings (BVI) Corp.............................................................British Virgin Islands
                MAP Mobile Power Systems (BVI) Corporation.................................................British Virgin Islands
                MAP Pagbilao Limited ......................................................................Hong Kong
                MAP Pangasinan Limited.....................................................................British Virgin Islands
                    Mirant Sual Investments Corporation ...................................................Philippines
                    Mirant (Philippines) Corporation ......................................................Philippines
                    (40.27% - MAP Pagbilao Limited; 4.33% - MAP Mobile Power Systems (BVI) Corporation;
                    4.10% - Navotas II Holdings (BVI) Corp.; 2.55% - MAP Navotas I Limited; 48.75% -
                      MAP Pangasinan Limited)
                        Mirant Pagbilao Corporation........................................................Philippines
                        (95.74% - Mirant (Philippines) Corporation; 4.26% - Third party)
                        Mirant (Philippines) Energy Corporation............................................Philippines
                            Mirant (Philippines) Services Corporation......................................Philippines
                            Mirant (Philippines) Rural Power Corporation...................................Philippines
                            LISP III Power Corporation.....................................................Philippines
                            (40% - Mirant (Philippines) Energy Corporation; 60% - Third party)

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
                    Mirant Global Corporation..............................................................Philippines
                    (50% - Mirant (Philippines) Corporation; 50% - Third parties)
                        Mirant Generation Cebu Limited Duration Company....................................Cayman Islands
                        ARB Power Ventures, Inc............................................................Philippines
                            Toledo Power Co................................................................Philippines
                            (52.5% - ARB Power Ventures, Inc.; 47.5% - Mirant Generation
                              Cebu Limited Duration Company)
                        Mirant (Philippines) Island Generation Corporation.................................Philippines
                        Claredon Towers Holdings, Inc......................................................Philippines
                            Panay Power Corporation........................................................Philippines
                        Avon River Holdings Corporation....................................................Philippines
                        Vivant Corporation.................................................................Philippines
                        (6.75% - Mirant Global Corporation; 40.70% - Hijos de F. Escano, Inc.;
                          52.55% - Third parties)
                            Hijos de F. Escano, Inc........................................................Philippines
                            (50.88% - Vivant Corporation; 49.12% - Third parties)
                            Visayan Electric Company, Inc..................................................Philippines
                            (38.15% - Vivant Corporation; 21.24% - Hijos de F. Escano, Inc.;
                              40.61% - Third parties)
                    Mirant (Navotas II) Corporation .......................................................Philippines
                    Mirant Navotas Corporation.............................................................Philippines
                    Mirant Sual Corporation................................................................Philippines
                    (66.4% - Mirant (Philippines) Corporation;
                    25.51% - Mirant Sual Investments Corporation; 8.09% - Third parties)
                    Mirant Ilijan Investments Ltd. Partnership.............................................Philippines
                    (50% - Mirant (Philippines) Corporation;
                    50% - Mirant (Philippines) Project Holdings Corporation)
                        Mirant Diamond Holding Corporation ................................................Philippines
                        (48.79% - Mirant Ilijan Investments Ltd. Partnership; 51.21% - Third party)
                            KEPCO Ilijan Corporation.......................................................Philippines
                            (41% - Mirant Diamond Holding Corporation; 59% - Third parties)
            Mirant Asia-Pacific Construction (Hong Kong) Limited ..........................................Hong Kong
                Sual Construction Corporation..............................................................Philippines
                Mirant (Philippines) Resources and Development Corporation.................................Philippines
                (40% - Mirant Asia-Pacific Construction (Hong Kong) Limited; 60% - Third party)
                    Mirant Philippines Industrial Power Corporation........................................Philippines
                    (60% - Mirant (Philippines) Resources and Development Corporation;
                     40% - Mirant (Philippines) Energy Corporation)
                    Toledo Holdings Corporation............................................................Philippines
                    (60% - Mirant (Philippines) Resources and Development Corporation; 40% -
                      Mirant Generation Cebu Limited Duration Company)
                    Mirant Philippines Industrial Power II Corporation.....................................Philippines
                    (60% - Mirant (Philippines) Resources and Development Corporation; 40% -
                      Mirant (Philippines)
                    Energy Corporation)
                        Subic EnerZone Corporation ........................................................Philippines
                        (20% - Mirant Philippines Industrial Power II Corporation; 80% - Third parties)
            MAP International Finance Corporation..........................................................British Virgin Islands
                MAP Guangdong (BVI) Limited ...............................................................British Virgin Islands
                    Mirant Guangdong (Shajiao C) Limited...................................................British Virgin Islands
                        Stenus Limited.....................................................................Jersey
                        Laito Company Limited..............................................................Hong Kong
                MAP Financial Services Limited.............................................................British Virgin Islands
            MAP Nominee Services Limited...................................................................British Virgin Islands
            Tranquil Star Corporation......................................................................British Virgin Islands
                MAP Thailand (BVI) Limited.................................................................British Virgin Islands
                BVR Holding Company Limited ...............................................................Thailand
                (28.18% - Tranquil Star Corporation; 71.82% - Third parties)
                    Bayview Beach Resort Co., Ltd..........................................................Thailand
                    (12.13% - Tranquil Star Corporation; 51% - BVR Holding Company Limited;
                      36.87% - Third parties)
            MAP Balagarh (BVI) Limited.....................................................................British Virgin Islands
                Mirant Balagarh Investments Limited........................................................Mauritius
            MAP Hirma (BVI) Limited........................................................................British Virgin Islands

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
                Mirant Hirma Investments Limited...........................................................Mauritius
            Mirant Asia-Pacific Operations (Hong Kong) Limited.............................................Hong Kong
                Mirant (Philippines) Operations Corporation................................................Philippines
            MAP Project Management and Engineering (BVI) Limited...........................................British Virgin Islands
            Mirant Asia-Pacific Singapore Pte Limited......................................................Singapore
    Mirant Holdings Germany, Inc...........................................................................Delaware
    Mirant Investments Germany, Inc........................................................................Delaware
    Mirant Development UK Limited .........................................................................England & Wales
    Mirant Europe .........................................................................................England & Wales
    (99.996% - Mirant Investments Europe, Inc.; 0.004% - Mirant Corporation)
    Mirant Holdings Netherlands, Inc.......................................................................Delaware
        Mirant Asset Development and Procurement B.V.......................................................Netherlands
    Mirant Investments Europe UK, Inc......................................................................Delaware
        Southern Electric International - Netherlands B.V..................................................Netherlands
        Mirant Beteiligungs GmbH ..........................................................................Germany
            P.T. Tarahan Power Company.....................................................................Indonesia
            (55% - Mirant Beteiligungs  GmbH; 45% - Third party)
        Mirant Holdings Europe UK, Inc.....................................................................Delaware
            Mirant Investments UK Limited..................................................................England & Wales
            (50% - Mirant Holdings Europe UK, Inc.; 50% - Mirant Investments Europe UK, Inc.)
            Mirant Investments Europe B.V..................................................................Netherlands
            (50% - Mirant Holdings Netherlands, Inc.; 50% - Mirant Holdings Europe UK, Inc.)
                Mirant Europe B.V..........................................................................Netherlands
                (45% - Mirant Investments Europe B.V.; 55% - Mirant Holdings Netherlands, Inc.)
                    Mirant Deutschland GmbH................................................................Germany
                    Mirant Energy Marketing Switzerland GmbH...............................................Switzerland
                    (95% - Mirant Europe B.V.; 5% - Mirant Investments Europe B.V.)
                    Mirant Generation Italia S.r.l.........................................................Italy
                    (90% - Mirant Europe B.V.; 10% - Mirant Investments Europe B.V.)
                Mirant Generation Europe B.V...............................................................Netherlands
                    Mirant Italia S.r.l....................................................................Italy
                    (5% - Mirant Generation Europe B.V.; 95% - Third party)
        Southern Energy Brazil Holdings, Inc...............................................................Cayman Islands
    Mirant Caribe, Inc.....................................................................................Delaware
        Mirant Caribbean Services, LLC.....................................................................Delaware
        Mirant JPSCO Development Services, LLC.............................................................Delaware
        Mirant Caribbean, Ltd..............................................................................British Virgin Islands
            Mirant Virgin Islands, L.L.C...................................................................US Virgin Islands
    Mirant Caribbean, Inc..................................................................................Delaware
        Mirant Bahamas Investments Limited.................................................................Bahamas
            Mirant Grand Bahama Limited....................................................................Bahamas
                ICD Utilities Limited......................................................................Bahamas
                (10.776% - Mirant Grand Bahama Limited; 89.224% - Third party)
                    Grand Bahama Power Company Limited.....................................................Bahamas
                    (50% - Mirant Grand Bahama Limited; 50% - ICD Utilities Limited)
        Mirant South America and Caribbean Finance, Ltd....................................................British Virgin Islands
        (99% - Mirant Caribbean, Inc.; 1% - Mirant Caribe, Inc.)
            Puerto Rico Power Investments, Ltd.............................................................British Virgin Islands
            (99% - Mirant South America and Caribbean Finance, Ltd.; 1% - Mirant Caribe, Inc.)
        Mirant EcoElectrica Investments V, Ltd.............................................................British Virgin Islands
        (99% - Mirant Caribe, Inc.; 1% - Mirant Caribbean, Inc.)
            Mirant EcoElectrica Investments IV, Ltd........................................................British Virgin Islands
            (99% - Mirant EcoElectrica Investments V, Ltd.; 1% - Mirant Caribbean, Inc.)
                Mirant EcoElectrica Investments III, Ltd...................................................British Virgin Islands
                    Mirant EcoElectrica Investments II, Ltd................................................British Virgin Islands
                        Mirant EcoElectrica Investments I, Ltd.............................................British Virgin Islands
                            Mirant EcoElectrica Services, Ltd..............................................British Virgin Islands
                            Mirant EcoElectrica O&M, Ltd...................................................British Virgin Islands
                            Mirant EcoElectrica LNG Investments, Ltd.......................................British Virgin Islands

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
                            Mirant EcoElectrica LNG Marketing, Ltd.........................................British Virgin Islands
                            Mirant EcoElectrica LNG Finance, Ltd...........................................British Virgin Islands
                                LNG Power, Ltd.............................................................British Virgin Islands
        Mirant (British Virgin Islands) III Investments, Ltd...............................................British Virgin Islands
        (95.25% - Mirant Caribe, Inc.; 4.75% - Mirant Caribbean, Inc.)
            Mirant Curacao Investments II, Ltd.............................................................British Virgin Islands
                Mirant Curacao Investments, Ltd............................................................British Virgin Islands
                    Curacao Utilities Operating Company N.V................................................Netherlands Antilles
                    Curacao Energy Company, Ltd............................................................Cayman Islands
                    (50% - Mirant Curacao Investments, Ltd.; 50% - Third party)
                        CUC Holdings, N.V..................................................................Netherlands Antilles
                        (51% - Curacao Energy Company, Ltd.; 49% - Third party)
                            Curacao Utilities Company, N.V.................................................Netherlands Antilles
                    Integrated Utility Holdings Company, N.V...............................................Netherlands Antilles
                    (33.3% - Mirant Curacao Investments, Ltd.; 66.6% - Third party)
        CEMIG Investments, LLC ............................................................................Delaware
        (51% voting - Mirant International Investments, Inc.; 49% voting - Third party)
            Cayman Energy Traders..........................................................................Cayman Islands
            (51% - CEMIG Investments, LLC; 49% - Third party)
                Southern Electric do Brasil Participacoes, Ltda............................................Brazil
                (90.6% - Cayman Energy Traders; 9.4% Third parties)
        Mirant Trinidad Investments, Inc...................................................................Delaware
            Power Generation Company Trinidad and Tobago Limited...........................................Trinidad and Tobago
            (39% - Mirant Trinidad Investments, Inc.; 61% - Third parties)